Fees Summary	Aug. 02, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,070,092.69
Total Transaction Valuation	7,249,950,502
Total Offset Amount	0
Net Fee	$ 1,070,092.69